SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)


Filed by the Registrant      |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

     |X|  Preliminary Proxy Statement
     |_|  Definitive Proxy Statement
     |_|  Definitive Additional Materials
     |_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12 |_| Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                            SOUTHPOINT OFFICE CENTER
                              1650 WEST 82ND STREET
                              BLOOMINGTON, MN 55431
                                 (952) 881-4105


                                                                   June 16, 2003

Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 10:00 a.m., on Monday, July 14, 2003, at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431.

     The agenda includes proposals to:

     o    elect three directors,

     o amend the Articles of Incorporation to increase the number of authorized shares and change the Company's name,

     o amend the bylaws to create two classes of directors, one of which will serve for a term ending in 2007, and

     o    adopt a stock option plan.

     Following the formal business of the meeting, we will report on the affairs of the Company and respond to questions of general interest to shareholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                        Very truly yours,

                                        Stephen C. Roberts, M.D.
                                        Chairman and Chief Executive Officer

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                            SOUTHPOINT OFFICE CENTER
                              1650 WEST 82ND STREET
                              BLOOMINGTON, MN 55431
                                 (952) 881-4105

                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 14, 2003
                    _________________________________________


To the Shareholders of Developed Technology Resource, Inc.:

     The Annual Meeting of Shareholders of Developed Technology Resource, Inc. (the "Company") will be held on Monday, July 14, 2003, at 10:00 a.m., at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431, for the following purposes:

     (1)  To fix the number of directors at three and to elect three directors.

     (2) To amend the Articles of Incorporation of the Company to increase the authorized shares of common stock from 3,333,334 to 50,000,000 and to increase the authorized shares of undesignated capital stock from 1,666,667 to 10,000,000.

     (3) To amend the Articles of Incorporation of the Company to change the Company's name to GelStat Corporation.

     (4) To act upon a proposal to adopt the 2003 Incentive Plan and to reserve 1,200,000 shares of common stock for issuance under the Plan.

     (5) To act upon a proposal to amend the Bylaws of the Company to create two classes of directors and to designate Peter L. Hauser as the sole Class I director with a term expiring in 2007.

     (6) To transact such other business as may properly come before the meeting or any adjournments thereof.

     We have fixed the close of business on June 10, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

     Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.

                                        By Order of the Board of Directors

June 16, 2003                           Stephen C. Roberts
                                        Secretary

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1

RECORD DATE AND VOTING.........................................................1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS......................................2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT.............................3

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................4

MANAGEMENT.....................................................................5

EXECUTIVE COMPENSATION.........................................................7

AUDIT COMMITTEE REPORT........................................................10

PROPOSALS 2 AND 3 - AMENDMENT OF ARTICLES OF INCORPORATION....................11

PROPOSAL 4 - ADOPTION OF 2003 INCENTIVE PLAN..................................13

PROPOSAL 5 - AMENDMENTS TO BYLAWS.............................................19

INDEPENDENT AUDITORS..........................................................19

PROPOSALS FOR FISCAL 2003 ANNUAL MEETING......................................20

ACCESS TO OTHER INFORMATION...................................................21


APPENDIX A - AMENDMENT TO ARTICLES OF INCORPORATION

APPENDIX B - 2003 INCENTIVE PLAN

APPENDIX C - AMENDMENTS TO BYLAWS

APPENDIX D - AUDIT COMMITTEE CHARTER

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                            SOUTHPOINT OFFICE CENTER
                              1650 WEST 82ND STREET
                              BLOOMINGTON, MN 55431
                                 (952) 881-4105

                       ___________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 14, 2003

                       __________________________________

                               GENERAL INFORMATION


     This proxy statement is furnished to shareholders by the Board of Directors of Developed Technology Resource, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on Monday, July 14, 2003, to be held at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431, at 10:00 a.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters which will come before the meeting.

     A copy of our report on Form 10-KSB for the fiscal year ended December 31, 2002 is enclosed for your information. It is not a part of the proxy solicitation material. The Report describes the financial condition of the Company as of December 31, 2002.

     We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

                             RECORD DATE AND VOTING

     We have fixed June 10, 2003, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, 2,560,885 shares of our Common Stock, par value $.01 per share, were outstanding. Each share is entitled to one vote on each proposal to be presented to the meeting. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting require the affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding).

HOW TO VOTE

               By signing and returning the enclosed proxy card, you will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY WILL BE VOTED

               Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE YOUR PROXY

               You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of Stephen C. Roberts, Chief Executive Officer, on or before July 11, 2003. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS

               If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES

               If a broker turns in a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR THE AMENDMENTS TO THE ARTICLES OF INCORPORATION, FOR THE ADOPTION OF THE 2003 INCENTIVE PLAN, AND FOR THE AMENDMENT TO THE BYLAWS.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

     The following table sets forth as of May 1, 2003 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of the current directors (who also comprise all nominees for election as director); (iii) each current executive officer and the Named Executive Officer (as defined in "EXECUTIVE COMPENSATION"); and (iv) all of our executive officers and directors as a group.

     Securities reported as "beneficially owned" include (a) securities which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after May 1, 2003.

                                          Number of Shares
     Name and Address                           Owned              Percentage
     ------------------------------------------------------------------------
     Peter L. Hauser A, B                      106,000 (1)              4.1
     c/o GelStat Corp.
     Southpoint Office Center
     1650 West 82nd Street, Suite 1040
     Bloomington, MN 55431

     Erlan Sagadiev                            136,000                  5.3
     244 Furmanova Street, #55
     Almaty, Kazakhstan

     Stephen C. Roberts, M.D. A, B, C          740,398 (2)             26.6
     c/o GelStat Corp.
     Southpoint Office Center
     1650 West 82nd Street, Suite 1040
     Bloomington, MN 55431

     James W. Higgins C                        220,730                  8.6
     c/o GelStat Corp.
     Southpoint Office Center
     1650 West 82nd Street, Suite 1040
     Bloomington, MN 55431

     Russell W. Mitchell A, B, C               728,407                 28.4
     c/o GelStat Corp.
     Southpoint Office Center
     1650 West 82nd Street, Suite 1040
     Bloomington, MN 55431

     LeAnn Hitchcock                            40,000                  1.6
     c/o GelStat Corp.
     Southpoint Office Center
     1650 West 82nd Street, Suite 1040
     Bloomington, MN 55431

     All executive officers and              1,795,535 (2)             65.8
     current directors as a group (4
     persons)
______________________

*    indicates ownership of less than 1%.

(A)  Currently a director.

(B)  Nominee for election as director.

(C)  Executive officer.

(D) The total number of shares outstanding for purposes of calculation of any given individual's percentage ownership assumes the exercise of all currently exercisable and vested options and warrants held by such person. Does not assume the exercise of any other options and warrants.

(1)  Includes 6,000 shares held in IRA for the benefit of Mr. Hauser.

(2) Includes 218,005 shares of common stock which may be purchased by Stephen Roberts pursuant to exercise of a warrant at $.45 per share. The warrant expires on January 12, 2008.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors. The current number of members of the Board of Directors is three. If Proposal 5 is adopted at the annual meeting, Peter L. Hauser will be designated a Class I director and will serve for a term ending in 2007. All other directors will be Class II directors and will serve a term ending with the next annual meeting (approximately one year), as in the past. The three (3) persons designated by the Board of Directors as nominees for election are Peter L. Hauser, Stephen C. Roberts, and Russell W. Mitchell. All of the nominees are currently members of the Board of Directors of the Company.

     In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following information about the nominees was supplied by the nominees:

     Stephen C. Roberts, M.D., Chief Executive Officer, Chairman
     -----------------------------------------------------------

     Dr. Roberts is a founder of GelStat Corp., which was acquired by the Company in April 2003. He presently serves as CEO and Chairman of the Company. Prior to forming the Company he was employed by The Oak Ridge Financial Group, Inc. (formerly Equity Securities Trading Co., Inc.). Prior to that, he was President of Naturewell, Inc., which was engaged primarily in the research and development of nutraceutical products intended for a variety of conditions, including migraine headaches and allergies. Dr. Roberts previously founded AmTech Scientific, Inc., which was engaged in the development and commercialization of a number of rapid diagnostic tests, including a unique test for the detection of active tuberculosis. While at AmTech Scientific, Dr. Roberts acted as Chief Executive

Officer and also oversaw product development and FDA submissions. AmTech Scientific was subsequently acquired by La Jolla Diagnostics. Prior to that, Dr. Roberts was a Partner and Principal at Maven, Inc., a Minneapolis investment banking firm. Dr. Roberts received his medical degree from the University Minnesota, Minneapolis, and received a B.A. from St. Olaf College in Northfield, Minnesota, having majored in Chemistry and Biology.

     Russell W. Mitchell, President, Director of Sales and Marketing
     ---------------------------------------------------------------

     Mr. Mitchell presently serves as President and Director of the Company. Concurrent with his role at the Company, he is President of Mitchell Health Technologies, Inc. (MHT), which he founded in 1994. MHT now has products in 48,000 retail locations nationwide, and specializes in the marketing and distribution of non-prescription drugs and nutritional supplements. As President of MHT, he has been a pioneer in establishing the marketing value of clinical trials to demonstrate the effectiveness of OTC remedies.

     Peter L. Hauser
     ---------------

     Peter L. Hauser has been a director of the Company since October 1993. Since 1977 through April 2003, he was employed by The Oak Ridge Financial Group, Inc. (formerly Equity Securities Trading Co., Inc.), a Minneapolis-based brokerage firm, where he was a vice president and principal. Mr. Hauser is currently an account executive associated with Feltl & Company, a Minneapolis-based brokerage firm.

                                   MANAGEMENT

     The following table sets forth the current and executive officers of the Company, their ages and positions with the Company as of May 1, 2003:


          NAME                       AGE                POSITION
          ----                       ---                --------

Peter L. Hauser (1)(2)               62          Director

Stephen C. Roberts, M.D.             42          Chief Executive Officer,
                                                 Director

Russell W. Mitchell                  42          President, Chief Financial
                                                 Officer

James W. Higgins                     42          Executive Vice President

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

     Biographical information about Messrs. Hauser, Roberts, and Mitchell is set forth under Proposal 1, Election of Directors. The following information was supplied by Mr. Higgins.

     Jim Higgins, Executive Vice President
     -------------------------------------

     Mr. Higgins presently serves as Executive Vice President of the Company. He is concurrently serving as Executive Vice President of Mitchell Health Technologies, a leading master broker of OTC products, where he is responsible for managing all channels of retail distribution. Mr. Higgins has held his position with MHT since 2000. Prior to joining MHT, Mr. Higgins spent 15 years with the AC Nielsen Co., where he handled accounts for some of the most prominent consumer product companies in America, including Kraft Foods and Good Humor Breyers Ice Cream.

     Each executive officer of the Company is elected or appointed by the Board of Directors of the Company and holds office until a successor is elected, or until the earlier of death, resignation or removal.

     To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held four formal meetings during 2002 and adopted certain resolutions by written minutes of action. All directors attended all of the formal meetings of the Board and the committees on which they served.

     The Board of Directors has two standing committees; an audit committee and a compensation committee.

     The Audit Committee is responsible for reviewing the services rendered by the Company's independent auditors and the accounting standards and principles followed by the Company. The Audit Committee held one meeting during 2002, which was attended by all Committee members. See "AUDIT COMMITTEE REPORT" in this proxy statement.

     The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the salaries and compensation of the Company's executive officers. The Compensation Committee did not meet during fiscal 2002 as there were no employees.

     The sole member of the Audit and Compensation Committees for fiscal 2003 is Peter L. Hauser, who is the Company's only independent, non-employee director.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of the registered class of the Company's equity securities to file reports of ownership on Forms 3, 4, and 5 with the SEC. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

     Based upon the Company's review of the copies of such forms and reports it has received from certain persons that they were not required to file Forms 5 for the year ended December 31, 2002, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2002.

CODE OF ETHICS

     Effective ______________, 2003, the Company has adopted a code of ethics applicable to all personnel and a code of ethics applicable only to its chief executive officer and senior financial officers. Copies are available at no charge by request to the Company in writing, to the attention of Stephen Roberts, CEO. Additionally, the code for the chief executive officer and senior financial officers will be filed with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for years ended December 31, 2002, 2001 and 2000 awarded to or earned by the Company's chief executive officer in fiscal 2002 (the "Named Executive Officer"). No other officer received compensation in excess of $100,000 in fiscal 2002.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation
                                             ----------------------------------       Long-Term
                                                                   Other Annual      Compensation
                                Fiscal       Salary      Bonus     Compensation     Awards/Options
Name and Principal Position   Year Ended      ($)         ($)          ($)               (#)
--------------------------------------------------------------------------------------------------
LeAnn C. Hitchcock,              2002            --        --        $21,750          10,000(2)
President, CEO & CFO(1)
                                 2001            --        --        $18,000          10,000(2)
                                 2000       $70,000        --         2,100           30,000(2)

(1) In addition to her role as Chief Financial Officer, Ms. Hitchcock was named CEO and President from January 2001. Since January 1, 2001, she worked as an independent contractor on an hourly basis as needed for $75 per hour. The amounts reflected in 2001 and 2002 reflect these contractual wages. Ms. Hitchcock resigned as President, CEO and CFO effective April 30, 2003 in connection with the Company's acquisition of GelStat Corp. Stephen C. Roberts became CEO and CFO of the Company and Russell W. Mitchell became President of the Company upon completion of such acquisition.

(2) On November 26, 2002, the Board issued a warrant to purchase 10,000 shares to Ms. Hitchcock at $0.70 per share. In November 2001, the Board issued an option to purchase 10,000 shares to Ms. Hitchcock at the then market price of $0.90 per share. In December 2000, the Board issued an option to purchase 30,000 shares to Ms Hitchcock at the then market price of $.625 per share.

AGGREGATED OPTION EXERCISES: LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table summarizes for the Named Executive Officer the number of stock options exercised during the year ended December 31, 2002, the aggregate dollar value realized upon exercise, the total number of unexercised options held at December 31, 2002 and the aggregate dollar value of in-the-money unexercised options held at December 31, 2002. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of Unexercised In-the-Money Options at year-end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 2002, which was $1.30 per share.

  AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END OPTION VALUES
  ----------------------------------------------------------------------------

                                                              Number of                Value of Unexercised
                            Shares                     Unexercised Options at         In-the-Money Options at
      Name and            Acquired on     Value          December 31, 2002 (#)          December 31, 2002 ($)
 Principal Position        Exercise     Realized     Exercisable    Unexercisable   Exercisable   Unexercisable
 ------------------        --------     --------     -----------    -------------   -----------   -------------
LeAnn Hitchcock(1)            --           --          10,000           None           $6,000          None
President, CEO & CFO

(1) Consists of a warrant for 10,000 shares issued in November 2002 exercisable at $0.70 per share through November 25, 2007.

COMPENSATION AGREEMENTS OF OFFICERS

     The Company has entered into employment agreements with its three current executive officers, Messrs. Roberts (CEO and CFO), Mitchell (President), and Higgins (Executive Vice President). Each agreement is terminable upon notice by either party. Annual salary amounts are $96,000 for Messrs. Roberts and Mitchell, and $72,000 for Mr. Higgins. Mr. Higgins' salary will be increased to $96,000 if certain milestones are attained. Each officer has also entered into an agreement which provides for confidentiality of Company information, assignment of his inventions to the Company, and no competition with the Company during employment and for a period of two years thereafter.

COMPENSATION OF DIRECTORS

     The non-employee directors of the Company in fiscal 2003 were Peter Hauser, Roger Schnobrich and John Hupp. In October 2002, the Board issued options to purchase 10,000 shares to each of them for their services over the past several years. During 2002, non-employee directors received no cash or other compensation for their services as a director or committee member.

     Peter L. Hauser, who is currently the sole non-employee director, will receive the following compensation during his up coming term as a director (assuming his election at the Annual Meeting):

     o    $12,000 per year in cash, paid in equal quarterly installments

     o $500 for each audit committee meeting and each compensation committee meeting

     o 5-year non-qualified options to acquire Common Stock of the Company, issued under the 2003 Incentive Plan (assuming approval of the Plan by the shareholders at the Annual Meeting) as follows:

          # Shares    Grant Date                    Price
          --------    ----------                    -----
          50,000      Upon election as a director
                      in 2003
          10,000      Annually, as of January 31    Average of bid and asked
                                                    prices in preceding calendar
                                                    month

     Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). The Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

     As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director.

CERTAIN TRANSACTIONS

     On February 1, 2000, Erlan Sagadiev, a former employee, exercised his right under an option to purchase 125,000 shares of the Company's Common Stock. He paid the Company $70,000 and gave the Company a non-recourse promissory note bearing interest at 4.87% per annum for the balance owed of $82,500. The principal and interest are due in five equal installments beginning February 2001 and each year thereafter. This note is secured by 90,000 of the exercised shares. In February 2003, the remaining principal balance of $52,457 was paid in full.

     On February 2, 2001, the Company's former president exercised his right to purchase 247,500 shares of the Company's Common Stock and gave the Company a non-recourse promissory note for $310,750. This note bears interest at the rate of 5% per annum, is due in four equal annual installments beginning December 31, 2003, and is secured by all the shares exercised. On April 30, 2003, the Company redeemed 142,700 of these shares at $1.50 per share, thereby reducing the note balance to $96,700. The former president then paid the balance of the note, plus the outstanding $20,863 of accrued interest, for the remaining 104,800 shares.

     In April 2001, two members of the Board of Directors exercised options to purchase a total of 30,000 shares of Common Stock by giving the Company $41,875 in cash. In April 2003, Peter L. Hauser, a director, exercised an option to purchase 10,000 shares of Common Stock by paying the Company $7,000 in cash.

     On April 6, 2001, LeAnn Hitchcock, the Company's chief financial officer and current president, exercised her option on 30,000 shares of the Company's Common Stock, and gave the Company a non-recourse promissory note for $18,750. The note was immediately offset by $13,000 in back wages that was owed from 2000, leaving a balance of $5,750. This note, which was secured by the shares, bore interest at the rate of 5% per annum and was due in four equal installments beginning April 6, 2003. This note was paid in full by December 31, 2001.

     On November 17, 2001, the Board of Directors agreed to borrow money from the Company's chief financial officer to have funds available for working capital. The funds received would be unsecured and bear interest at 12%. Additionally, the Board also agreed to issue 10,000 stock options at the market price of $.90 per share. By December 31, 2001, the Company borrowed $4,067 from the chief financial officer. In January 2002, the Company borrowed an additional $2,750. In April 2002, the Company repaid approximately $7,000 including principal and interest on all amounts received.

     The Company has an agreement with Mitchell Health Technologies, Inc. ("MHT"), a corporation owned and controlled by Russell W. Mitchell and James W. Higgins (executive officers and, as to Mr. Mitchell, a director of the Company) for sublease of office space and services, and for marketing and promotions. The Company pays its proportionate share of lease and administrative costs under MHT's office lease agreement. The Company does not pay for MHT's marketing and promotions services unless certain benchmarks are attained. Maximum compensation to MHT under the agreement for marketing and promotions is $75,000. The agreement is terminable upon 30 days' notice by either party (10 days' notice in the event of a default), and if not terminated, expires in September 2012.

EQUITY COMPENSATION PLANS

     The following table describes the Company's compensation plans under which the Company's common stock are authorized for issuance as of December 31, 2002:

                   EQUITY COMPENSATION PLAN INFORMATION TABLE

                                      (a)                    (b)              (c)
Plan Category                    Number of            Weighted-average   Number of
                                 securities to be     exercise price     securities
                                 issued upon          of outstanding     remaining
                                 exercise of          options,           available for
                                 outstanding          warrants and       future issuance
                                 options, warrants    rights             under equity
                                 and rights                              compensation
                                                                         plans (excluding
                                                                         securities
                                                                         reflected in
                                                                         column (a))
Equity compensation plans
approved by security holders       55,000               $  1.19           212,500

Equity compensation plans not
approved by security holders           --                 --                  N/A

                                 ------------------------------
Total                              55,000               $  1.19
                                 ==============================

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is currently composed of one independent director, as required by the listing standards of the BBX. During the fiscal year ended December 31, 2002, the members of the Committee were Peter
L. Hauser (Chair) and Roger Schnobrich.

     The Committee currently operates under a written charter adopted by the Board on __________, 2003, a copy of which is included in this proxy statement as Appendix D. The Committee selects the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

     The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence.

     The Committee has discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee has also reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

     In addition, the Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2002.

     Members of the Audit Committee:

          Peter L. Hauser
          Roger Schnobrich

                                PROPOSALS 2 AND 3
                                -----------------

                     AMENDMENT OF ARTICLES OF INCORPORATION

     A copy of the proposed amendment to the Articles of Incorporation is included in this proxy statement as Appendix A.

CHANGE OF NAME

     The proposed change of name of the Company to "GelStat Corporation" is intended to reflect the Company's new business following acquisition of GelStat Corp. on April 30, 2003.

INCREASE IN AUTHORIZED CAPITAL

     Currently,   the  Company's  Articles  of  Incorporation  (the  "Articles")
authorize the issuance of 3,333,334 shares of Common Stock and 1,666,667 shares of undesignated stock. As of May 1, 2003,

2,560,885 shares of Common Stock were issued and outstanding and an aggregate of ________ shares were reserved for issuance. No other classes of stock are issued or outstanding or reserved for issuance.

     On ________________, 2003, the Board approved an increase in the authorized number of shares of Common Stock from 3,333,334 to 50,000,000 and an increase in the authorized undesignated stock from 1,666,667 to 10,000,000. Such amendment will not take effect unless approved by the shareholders. The Company has no current plans to issue any additional shares of Common Stock or to create or issue any securities from the undesignated stock.

     The Board believes that it is necessary and desirable to increase the number of shares of capital stock and to allow the Board of Directors to establish one or more series of voting stock to give the Board additional flexibility to raise equity capital, reserve additional shares of Common Stock for issuance under employee benefit plans, and make acquisitions through the use of Common Stock and/or other classes of stock. The Board believes that adoption of the proposed amendments is desirable to avoid the delay and expense associated with a special shareholders' meeting in the future for the purpose of authorizing such changes if the Company decides to use its shares for one or more of such previously mentioned purposes. No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or regulation.

POSSIBLE EFFECTS OF INCREASE IN AUTHORIZED CAPITAL

     Although the Board of Directors has no present plans to do so, authorized and unissued Common Stock and undesignated stock could be issued in one or more transactions with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Company. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of existing shares of common stock, and such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company.

     One effect of the adoption of the Proposal, therefore, could be to discourage unsolicited takeover attempts and to limit the possibility of change of control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendments may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. Adoption of the Proposal may also have the effect of permitting the Company's current management to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business.

     The Proposal does not arise from any current effort to change the composition of the Board of Directors, gain control of the Company, or organize a proxy contest, and neither proposal is being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

     The Board of Directors does not currently contemplate adopting, or recommending to the shareholders for their adoption, any further amendments to the Company's Articles that would affect the ability of third parties to take over or change control of the Company or which might be considered anti-takeover devices. However, the Board and its financial and legal advisers are aware that a number of corporations have adopted special "shareholders' rights plans" or "poison pills" with a view toward creating significant defensive mechanisms against the possibilities of hostile takeover actions. Whether or not the proposed amendment to the Articles is adopted by shareholders, the Board could determine to implement a shareholders' rights plan in the future.

     Certain provisions of Minnesota Statutes, Chapter 302A could also have the effect of discouraging certain attempts to acquire the Company, including a hostile takeover, or remove incumbent management even if some or a majority of the Company's shareholders were to deem such an attempt to be in their best interest, including an attempt that might result in the payment of a premium over the market price for the shares of Common Stock held by the Company's shareholders. None of these provisions will be changed by the proposed amendment to the Articles.

                                   PROPOSAL 4
                                   ----------

                         ADOPTION OF 2003 INCENTIVE PLAN

GENERAL INFORMATION

     The Board of Directors believes that the Company's policy of encouraging stock ownership by certain of its employees and members of the Board of Directors through the granting of restricted stock awards, stock options and other sorts of stock-based compensation has been and will be a significant factor in its growth and success by enhancing the Company's ability to retain and attract qualified employees and directors.

     In ___________ 2003, the Board of Directors of the Company adopted the 2003 Incentive Plan (the "2003 Plan") and reserved 1,200,000 shares of Common Stock for issuance under the 2003 Plan. The 2003 Plan will be implemented only if approved by the shareholders at the annual meeting.

ADMINISTRATION

     The 2003 Plan is administered by a committee (the "Committee") of the Board. Until determined otherwise by the Board of Directors, the Committee will be comprised of the entire Board of Directors. The Committee has the authority:
(i) to establish rules for the administration of the 2003 Plan; (ii) to select the participants in the 2003 Plan; (iii) to determine the types of grants and awards and the number of shares covered; (iv) to set the terms and conditions of such grants and awards; and (v) to determine under what circumstances grants and awards may be canceled or suspended. Determination and interpretations with respect to the 2003 Plan are in the sole discretion of the Committee, whose determination and interpretations are binding on all interested parties.

TYPES OF AWARDS

     Options granted under the 2003 Plan may be either "incentive" options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Awards granted under the 2003 Plan may be stock appreciation rights ("SARs"), restricted stock or performance awards, as defined in the 2003 Plan. Incentive stock options may be granted to any full or part-time employee of the Company or any of its present and future subsidiary corporations. Options which do not qualify as incentive stock options, as well as SARs, restricted stock or performance awards under the 2003 Plan may be granted to both employees and non-employees who provide services to the Company (including consultants and members of the Board of Directors). As of ______________, 2003, less than 10 persons are eligible to participate in the 2003 Plan. Messrs. Roberts, Mitchell, and Higgins (CEO/CFO, president, and executive vice president, respectively) will not be granted any options unless the terms of such options are approved by shareholders who are not officers, directors, or holders of more than 10% of the Company's stock.

     Under the terms of the 2003 Plan, incentive stock options may not exceed ten years in duration and must be granted at a price not less than 100% of the fair market value of the Company's stock on the day the option is granted, except that incentive stock options granted to persons owing 10% or more of the Company's stock must be granted at an option price which is at least 110% of fair market value and may not exceed five years in duration. Further, the aggregate fair market value (determined as of the time the option is granted) of stock covered by all incentive stock options which are first exercisable by an individual in any year may not exceed $100,000. The term of options granted under the 2003 Plan which do not qualify as incentive stock options may not exceed more than 15 years from the date of granting of such option. The price for options and awards which do not qualify as incentive stock options may be more or less than the fair market value of the Common Stock on the date of grant or award. The Committee may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. Incentive stock options may not be transferred by the optionee except by will or the laws of descent and distribution. The agreements relating to options will contain restrictions on when an optionee may exercise options following termination of employment with the Company or a subsidiary.

     Under the 2003 Plan, the Committee may also grant SARs which shall confer on the holder a right to receive, upon exercise, the excess of (i) the fair market value of each share subject to the SAR on the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than the fair market value of a share of Common Stock on the date of grant of the SAR (or, if the Committee so determines, in the case of any SAR granted in substitution for another award, on the date of grant of such other award). Subject to the terms of the 2003 Plan and any applicable award agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any SAR shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate.

     The Committee is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2003 Plan shall be for a number of shares determined by the Committee. The Committee, in its discretion, may establish performance, continued employment, vesting, or other conditions that must be satisfied in order for the restrictions to lapse. The Committee, in its discretion, may waive any restriction applicable to all or any portion of the shares subject to an outstanding restricted stock award.

     The Committee is authorized to grant such other stock-based awards (including performance awards) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into such shares), as are deemed by the Committee to be consistent with the purposes of the 2003 Plan. Performance awards provide the holder with rights valued as determined by the Committee and payable to, or exercisable by, the holder, in whole or in part, upon achievement of such performance goals during such performance periods as the Committee may establish. Subject to the terms of the 2003 Plan and any applicable award agreement, the Committee, in its discretion, may determine the terms and conditions of other stock-based awards.

TRANSFERABILITY OF STOCK

     The resale of shares acquired upon receipt or exercise of options or awards is generally not restricted by the terms of the 2003 Plan. However, resales will be restricted under the Securities Act of 1933, as amended (the "1933 Act") unless the shares are registered under the 1933 Act or the transaction is exempt from registration. The Company intends to register the shares under the 1933 Act.

FEDERAL INCOME TAX MATTERS

     The following is a general summary of the Company's understanding of the federal income tax consequences of the 2003 Plan.

     Incentive Stock Options. Options under the 2003 Plan granted to employees may be "incentive stock options" within the meaning of Section 422 of the Code. In order to qualify as an incentive stock option, an option must meet certain conditions specified in the Code. The Company believes that under currently applicable provisions of the Code, if shares of Common Stock are acquired pursuant to the exercise of incentive stock options, then:

     o At the time of exercise of the option, no income will be realized by the optionholder for purposes of the regular income tax. However, for purposes of the alternative minimum tax (the "AMT"), the option will be treated as an option which does not qualify as an incentive stock option. Accordingly, for purposes of the AMT, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price. Furthermore, the recognition of such AMT income may not alter the amount of income to be recognized for purposes of the regular income tax at the time the Common Stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of. As a result, an optionholder who has a substantial amount of AMT income upon exercise of an option in relation to his or her taxable income from wages and other sources may be subject to the AMT in the year the option is exercised. Each optionholder should consult his or her own tax counsel regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares of Common Stock acquired pursuant to the exercise of an incentive stock option in the same calendar year in which such shares were acquired to avoid having the AMT apply in the year the option is exercised and the regular tax apply in the year the Common Stock acquired thereby is sold or otherwise disposed of. Each optionholder should also consult with his or her own tax counsel regarding the benefit which may be available from the tax credit for a prior year's AMT liability provided for in
          Section 53 of the Code.

     o If Common Stock is sold or otherwise disposed of more than two years from the date an option was granted to the optionholder and more than one year after the transfer of any shares of Common Stock to such optionholder upon the exercise of such option, then the difference between the option price paid for the shares and the sale price will result in long-term capital gain or loss to the optionholder if, as usually is the case, the Common Stock is a capital asset in the hands of the optionholder, and no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option.

     o If Common Stock is sold or otherwise disposed of before the holding period described above is satisfied, then the optionholder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (a) the difference between the option price and the fair market value of the shares at the time the option is exercised, and (b) the difference between the option price and the amount realized upon the disposition of the shares. Such optionholder will recognize short-term or long-term capital gain to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares upon exercise of the option, and the Company will be allowed a tax deduction at the time and in the amount of the ordinary income recognized by the optionholder if and to the extent such amount satisfies the general rules concerning deductibility of compensation. The

          Company may also be required to withhold income tax upon the amount of ordinary income recognized by the optionholder.

     An acceleration of the exercisability of options upon a "change of control" of the Company as provided in certain option agreements may result in more than $100,000 of incentive stock options becoming exercisable for the first time during a single calendar year. In that event, all or some of the incentive stock options in question would become non-qualified (non-incentive) stock options.

     Other Options. Some options granted under the 2003 Plan are not intended to qualify as incentive stock options under Section 422 of the Code. The Company believes that under currently applicable provisions of the Code:

     o The non-incentive stock options do not have a "readily ascertainable fair market value" within the meaning of Section 83 of the Code and the regulations issued thereunder. Accordingly, at the time an option is granted, the optionholder will not recognize any taxable income. Upon the exercise of the option, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at such time exceeds the option price.

     o The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the optionholder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company will be required to withhold or otherwise collect income tax upon such amount as required under Sections 83 and 3402 of the Code.

     o The optionholder's original tax basis in the shares received will be equal to the sum of the option exercise price for the shares plus the amount which the optionholder is required to recognize as income as a result of the exercise of the option.

     o When an optionholder sells shares acquired by the exercise of such a non-incentive option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss.

     o An optionholder's holding period for shares acquired by exercising such an option, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option.

     Restricted Stock Awards. The tax consequences of the grant and vesting of restricted stock awards are also generally governed by Section 83 of the Code. Common Stock of the Company issued pursuant to a restricted stock award is intended to be non-vested property within the meaning of Section 83 and the regulations promulgated thereunder. The Company believes that Common Stock issued to its employees pursuant to a restricted stock award is subject to a substantial risk of forfeiture as required by the Code and the regulations for treatment as non-vested property.

     Except as noted below, no income will be realized by a grantee, and the Company will not be entitled to any deduction, with respect to an award of restricted stock until the transfer prohibitions on the award have lapsed. At that time, the employee will be deemed to have received compensation taxable as ordinary income and the Company will be entitled to a corresponding deduction equal to the sum of any cash received, plus the fair market value on the day such prohibitions lapse with respect to the shares. The employee's tax basis for any shares received will be the fair market value on the day such prohibitions lapse. An employee who receives an award of restrictive stock may irrevocably elect under Section 83(b) of the Internal Revenue Code to report ordinary income in an amount equal to the fair market value of the stock on the date of grant. If such an election is made, no income would be recognized at the time the restrictions lapse and the tax basis for such shares (for purposes of determining the amount of any gain or loss realized on the subsequent sale of such shares) would be the fair market value on the date of grant of the stock. However, under current regulations of the Internal Revenue Service, if an employee makes such an election and subsequently all or part of the shares are forfeited under the terms and conditions set by the Committee at the date of grant, the employee will not be entitled to a deduction.

     If a Section 83(b) election is not made, appreciation in the value of the Common Stock during the period of time the Common Stock is subject to restrictions under the terms of the restricted stock award will be recognized as ordinary income when those restrictions lapse. If the election is made, appreciation in the value of the Common Stock during the period of time they are subject to restrictions will generally be recognized as capital gain only when the restrictions lapse and the Common Stock is sold or otherwise disposed of by the grantee.

     At the end of the restricted period, the grantee of a restricted stock award generally will be able to sell, exchange or otherwise dispose of the Common Stock issued to such grantee, subject to restrictions on transfer of unregistered securities under the Securities Act of 1933 and applicable state securities laws. The holding period for shares acquired pursuant to a restricted stock award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin when the grantee recognizes ordinary income.

     Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the grantee recognizes ordinary income pursuant to a restricted stock award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code. Dividends received by the grantee before the end of the restricted period will be taxed as ordinary income to the grantee and will also be deductible by the Company subject to the foregoing general rules concerning compensation.

     Stock Appreciation Rights. The tax consequences of the grant of an SAR are also generally governed by Section 83 of the Code. At the time an SAR is granted, the holder of the SAR will not recognize any taxable income. At the time of exercise of an SAR, the holder will recognize ordinary income equal to the cash or the fair market value of the shares of Common Stock received at such time. The holder of the SAR will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of exercising the SAR, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain, if, as usually is the case, the shares are a capital asset in the hands of the holder. The holding period for shares acquired by exercising an SAR, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term and short-term, shall begin at the time of the exercise of the SAR.

     At the time of exercise of an SAR, the holder will report as ordinary income the amount of cash received and the fair market value of any common stock which is issued. The Company will be entitled to take a deduction for such amount at the time of actual payment. A recipient of a performance award will not recognize any taxable income at the time of grant. When the award is paid, in cash or in common stock, the grantee will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the common stock received (which fair market value will be the employee's tax basis for the shares) and the Company will generally be entitled to a deduction for such amount.

     Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder of an SAR recognizes ordinary income upon the exercise of an SAR, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.

     Performance Awards. The tax consequences of the grant and any payment with respect to a performance award are also governed by Section 83 of the Code. At the time a performance award is granted, the recipient will not recognize any taxable income. At the time a performance award matures, the holder will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received at such time, unless the holder is a person subject to
Section 16(b) of the 1934 Act. The holder will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of the maturity of a performance award, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain if, as usually is the case, the Common Stock is a capital asset in the hands of the holder. The holding period for shares acquired upon maturity of a performance award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin upon the maturity thereof.

     Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder recognizes ordinary income upon the maturity of a performance award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.

     Other Stock-Based Awards. The 2003 Plan also authorizes other stock-based awards, the terms of which are not specified. The federal income tax consequences to both recipients and the Company from the grant and exercise of such other stock-based awards will depend on the terms thereof.

     Change of Control. Payments or other benefits resulting from awards, including acceleration of the exercisability of options granted under the 2003 Plan as a result of "change of control" provisions in award agreements, may be compensatory payments which are contingent on a change of control and when made to certain defined individuals (such as the Company's executive officers) may be deemed to be "parachute payments" within the meaning of Section 2806 of the Code. Section 2806 of the Code provides that if "parachute payments" to an individual equal or exceed three times such individual's "base amount" (average annual compensation over the five taxable years preceding the taxable year in which the change of control occurs), the excess of such "parachute payments" over such individual's "base amount" will (a) not be deductible by the Company and (b) be subject to an excise tax payable by the individual. Each holder of an award should consult his or her own tax advisor regarding his or her tax liability upon a change of control of the Company.

PLAN BENEFITS

     Grants of options and awards under the 2003 Plan are discretionary. Accordingly, it is not possible for us to identify the recipients or specify the amounts to be received by any recipient. However, see "EXECUTIVE COMPENSATION - Compensation of Directors" for a description of options which we have agreed to grant to Peter L. Hauser, a non-employee director. In general, the Board of Directors, as the Committee administering the 2003 Plan, will seek recommendations from management (as to non-executive employees) and from the Compensation Committee of the Board (as to executive employees) concerning the recipients of grants and awards, the appropriate amounts and types of awards, and the terms of exercise. Grants and awards may be made annually, or more frequently in the case of new hires, promotions, or other special circumstances. In general, the Committee's compensation policy includes stock incentives for executive management as a significant component of total compensation.

     Messrs. Roberts, Mitchell, and Higgins (CEO, president, and executive vice president, respectively) will not be granted any options unless the terms of such options are approved by shareholders who are not officers, directors, or holders of more than 10% of the Company's stock.

     A copy of the 2003 Plan is attached to this Proxy Statement as Appendix B.

                                   PROPOSAL 5
                                   ----------

                              AMENDMENTS TO BYLAWS

     The Company and GelStat agreed in connection with the Company's acquisition of GelStat that Peter L. Hauser or his designee would serve on the Board of Directors of the Company until 2007 as a representative of the pre-acquisition DTR shareholders.

     The proposed amendments to the Bylaws creates the special class of one director (Class I), initially Peter L. Hauser. Mr. Hauser shall appoint his replacement in the event he is unable or unwilling to continue to serve. All other directors will be Class II directors and will serve a one-year term (i.e. no change from current practice).

     The text of each section proposed to be amended is set forth in Appendix C to this Proxy Statement.

     The previous owners of GelStat, who own in the aggregate 60% of the Company, have entered into an agreement to vote their shares for this amendment and for the election of Peter Hauser to the 4-year term in Class I.

                              INDEPENDENT AUDITORS

CHANGE OF AUDITORS IN FISCAL 2002

     On June 27, 2002, KPMG LLP, the principal independent accountants previously engaged by the Company to conduct an audit of its accounts for more than the past two years, resigned as the Company's auditors. The resignation of KPMG LLP was not sought, recommended or approved by the Audit Committee or Board of Directors of the Company.

     In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through June 27, 2002, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference with their opinion to the subject matter of the disagreement, and
(ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the U.S. Securities and Exchange Commission.

     The audit reports of KPMG LLP on the consolidated financial statements of Developed Technology Resource, Inc. as of and for the years ended December 31, 2001 and 2000, did not contain any adverse or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG LLP's independent auditors' report on the consolidated financial statements for the Company as of and for the year ended December 31, 2000, contained a separate paragraph stating that "the Company has a shareholders' deficit and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Management's plans in regard to these matters are described in Note 2 to the Company's financial statements included in the Company's annual report on form 10-KSB for the year ended December 31, 2000.

AUDITOR FOR FISCAL 2002

     On August 12, 2002, the Company engaged Gallogly, Fernandez and Riley, LLP ("GFR"), with offices in Orlando, Florida, to audit DTR's consolidated financial statements for 2002. Prior to August 12, 2002, DTR did not consult with GFR regarding the application of accounting principles to a specific or contemplated transaction, regarding the type of audit opinion that might be rendered on the registrant's financial statements, or regarding any other matter.

FEES PAID TO AUDITORS FOR FISCAL 2002

     During 2002, the Company accrued or paid $33,050 for audit services of KPMG LLP and Gallogly, Fernandez & Riley, LLP, including its quarterly reviews and year-end audit fee. No leased personnel were utilized by GFR or KPMG in connection with any audit services provided to us. Neither GFR nor KPMG rendered any professional services related to financial information systems design and implementation in fiscal 2002. The were no fees billed by GFR for nonaudit related services rendered to the Company during fiscal 2002, including fees for tax related services.

                    PROPOSALS FOR FISCAL 2003 ANNUAL MEETING

     We currently anticipate that the next annual meeting, for the fiscal year ending December 31, 2003 (the "2003 Annual Meeting"), will be held on or around July 15, 2004. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2003 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than February 20, 2004.

     In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2003 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2003 Annual Meeting, unless we have received notice of the shareholder proposal on or before May 5, 2004.

                           ACCESS TO OTHER INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). Therefore, the Company files periodic reports, proxy statements, and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements, and other information may be obtained by visiting the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically. The Company currently does not have a corporate website.

                                        By Order of the Board of Directors

                                        Stephen C. Roberts Secretary

Dated:  June 16, 2003
Bloomington, Minnesota


A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB IS ENCLOSED. AN ADDITIONAL COPY (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: DEVELOPED TECHNOLOGY RESOURCE, INC., C/O GELSTAT CORP.,
ATTENTION: STEPHEN C. ROBERTS, CEO, SOUTHPOINT OFFICE CENTER, 1650 WEST 82ND STREET, SUITE 1040, BLOOMINGTON, MINNESOTA 55431.

                                   APPENDIX A

                             AMENDMENTS TO ARTICLES


                               STATE OF MINNESOTA
                        OFFICE OF THE SECRETARY OF STATE

                                  AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                       DEVELOPED TECHNOLOGY RESOURCE, INC.

     Pursuant to the provisions of Minnesota Statutes Section 302A.135, the following Amendment to the Articles of Incorporation of Developed Technology Resource, Inc., a Minnesota corporation, was approved and adopted pursuant to Minnesota Statutes Chapter 302A.

     Section 1.1 of Article 1 and Section 2.1 of Article 2 of the Articles of Incorporation of the Corporation, as amended to date, is hereby amended and restated in entirety as follows:

                                Article 1 - Name
                                ----------------

     1.1) The name of the corporation shall be GelStat Corporation.

                          Article 2 - Registered Office
                          -----------------------------

     2.1) The location and post office address of the registered office of the corporation shall be Southpoint Office Center, 1650 West 82nd Street, Suite 1040, Bloomington, MN 55431.

     Section 5.1 of Article 5 of the Articles of Incorporation of the Corporation, as amended to date, is hereby amended and restated in entirety to read as follows:

     5.1 The corporation has the authority to issue sixty million (60,000,000) shares, which shall have a par value of $.01 per share, and which shall consist of 50,000,000 shares of Common Stock and 10,000,000 shares of Undesignated Stock. The Board of Directors of the corporation is authorized to establish from the Undesignated Stock, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each such class or series (which may include but is not limited to designation as additional Common Stock), and to fix the relative rights and preferences of each such class or series.

     Except as specifically amended, as set forth above, the Articles are unchanged.

                                   APPENDIX B

                                  GELSTAT CORP.

                               2003 INCENTIVE PLAN

1.   DEFINED TERMS

     Exhibit A, which is incorporated by reference, defines the terms used in the Plan.

2.   IN GENERAL

     The Plan has been established to advance the interests of the Company by giving selected Employees, directors and other persons (including both individuals and entities) who provide services to the Company or its Affiliates equity-based or cash incentives through the grant of Awards.

3.   ADMINISTRATION

     a. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan.

     b. Once an Award has been communicated in writing to a Participant, the Administrator may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so in writing at the time of such communication.

     c. The Administrator may delegate to senior management the authority to grant Awards, other than Awards to any member of senior management.

4.   SHARES SUBJECT TO THE PLAN

     A total of 1,200,000 shares of Stock have been reserved for issuance under the Plan. The following shares of Stock will also be available for future grants:

     a. shares of Stock remaining under an Award that terminates without having been exercised in full (in the case of an Award requiring exercise by a Participant for delivery of Stock);

     b. shares of Stock subject to an Award, where cash is delivered to a Participant in lieu of such shares;

     c. shares of Restricted Stock that are forfeited to the Company;

     d. shares of Stock tendered by a Participant to the Company as payment upon exercise of an Award; and

     e. shares of Stock held back by the Company, or tendered by a Participant to the Company, in satisfaction of tax withholding requirements.

Stock delivered under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

5.   ELIGIBILITY AND PARTICIPATION

     The Administrator will select Participants from among those key Employees, directors and other individuals or entities providing services to the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

6.   RULES APPLICABLE TO AWARDS

     a.   ALL AWARDS

          (1) PERFORMANCE OBJECTIVES. Where rights under an Award depend in whole or in part on attainment of performance objectives, actions by the Company that have an effect, however material, on such performance objectives or on the likelihood that they will be achieved will not be deemed an amendment or alteration of the Award unless accomplished by a change in the express terms of the Award.

          (2) ALTERNATIVE SETTLEMENT. The Company retains the right at any time to extinguish rights under an Award in exchange for payment in cash, Stock or other property on such terms as the Administrator determines, provided the holder of the Award consents to such exchange.

          (3) TRANSFERABILITY OF AWARDS. Except as the Administrator otherwise expressly provides, Awards (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may not be transferred other than by will or by the laws of descent and distribution. During a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

          (4) VESTING, ETC. The Administrator may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable. Unless the Administrator expressly provides otherwise, an Award requiring exercise will cease to be exercisable, and all other Awards to the extent not already fully vested will be forfeited, immediately upon the cessation (for any reason, including death) of the Participant's employment or other service relationship with the Company and its Affiliates.

          (5) TAXES. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements. In addition, the Administrator shall have the authority, at the time of grant of an Award or at any time thereafter, to approve a tax bonus to the Participant to be paid upon exercise or receipt of the Award. The Administrator shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting its vesting and payment.

          (6) DIVIDEND EQUIVALENTS, ETC. The Administrator, in its discretion, may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

          (7) RIGHTS LIMITED. Nothing in the Plan shall be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

          (8) VALUATION. For all valuation purposes under the Plan, the fair market value of the Stock shall be as reasonably determined by the Administrator. If on any valuation date the Stock is not traded on an established securities market, the Administrator shall make a good faith attempt to ascertain or establish a fair market value, and in connection therewith shall take such action as it deems necessary or advisable.

          (9) INTERPRETATION. The Administrator shall have plenary authority to interpret the Plan and any such interpretation shall be final and conclusive, subject to review and reversal by the Board.

     b.   AWARDS REQUIRING EXERCISE

          (1) TIME AND MANNER OF EXERCISE. Unless the Administrator expressly provides otherwise, (a) an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a written notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award; and (b) if the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

          (2) PAYMENT OF EXERCISE PRICE, IF ANY. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment either at or after the time of the Award, subject to the following: (a) unless the Administrator expressly provides otherwise, all payments will be by cash or check acceptable to the Administrator; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award shall require an exercise price equal to at least the par value of such shares.

          (3) RELOAD AWARDS. The Administrator may provide that upon the exercise of an Award, either by payment of cash or (if permitted under
     Section 6.b.(2) above) through the tender of previously owned shares of Stock, the Participant or other person exercising the Award will automatically receive a new Award of like kind covering a number of shares of Stock equal to the number of shares of Stock for which the first Award was exercised.

          (4) ISOS. No ISO may be granted under the Plan after _____________, 2012, but ISOs previously granted may extend beyond that date.

          (5) TERM. Each Award and all rights and obligations thereunder shall expire on the date determined by the Administrator, as specified in the Award agreement; provided, that the term of an ISO may not extend more than ten (10) years from the date of grant and the term of options which do not qualify as ISOs may not extend more than fifteen (15) years from the date of grant. The Administrator shall be under no duty to provide terms of like duration for Awards granted under the Plan.

     c.   AWARDS NOT REQUIRING EXERCISE

     Awards of Restricted Stock and Unrestricted Stock may be made in return for either (i) services determined by the Administrator to have a value not less than the par value of the awarded shares of Stock, or (ii) cash or other property having a value not less than the par value of the awarded shares of Stock plus such additional amounts (if any) as the Administrator may determine payable in such combination and type of cash, other property (of any kind) or services as the Administrator may determine.

7.   EFFECT OF CERTAIN TRANSACTIONS

     a.   MERGERS, ETC.

     In the event of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's then outstanding voting common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company (any of the foregoing, a "covered transaction"), all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to performance conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction; provided, however, that immediately prior to the consummation of such covered transaction the vesting or exercisability of Awards shall be accelerated unless, in the case of any Award, the Administrator provides for one or more substitute or replacement awards from, or the assumption of the existing Award by, the acquiring entity (if any) or its affiliates.

     The Administrator may provide in the case of any Award that the provisions of the preceding paragraph shall also apply to (i) mergers or consolidations involving the Company that do not constitute a covered transaction, or (ii) other transactions, not constituting a covered transaction, that involve the acquisition of the Company's outstanding Stock.

     b.   CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK

          (1) BASIC ADJUSTMENT PROVISIONS. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

          (2) CERTAIN OTHER ADJUSTMENTS. The Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to common stockholders other than stock dividends or normal cash dividends, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

          (3) CONTINUING APPLICATION OF PLAN TERMS. References in the Plan to shares of Stock shall be construed to include any stock or securities resulting from an adjustment pursuant to Section 7.b. (1) or 7.b. (2) above.

8.   CONDITIONS ON DELIVERY OF STOCK

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until (a) the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares, (b) the shares to be delivered have been listed or authorized to be listed on any stock exchange or quotation system on which the stock is then traded, and (c) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.

9.   AMENDMENT AND TERMINATION

     Subject to Section 3b., the Board or the Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code.

10.  NON-LIMITATION OF THE COMPANY'S RIGHTS

     The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.  GOVERNING LAW

     The Plan shall be construed in accordance with the laws of the State of Minnesota.

                                    EXHIBIT A

                               DEFINITION OF TERMS
                               -------------------

     The following terms, when used in the Plan, shall have the meanings and be subject to the provisions set forth below:

     ADMINISTRATOR: The Committee, if one has been appointed; otherwise the Board.

     AFFILIATE: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

     AWARD: Any of the following:

          a. Options ("Stock Options") entitling the recipient to acquire shares of Stock upon payment of the exercise price.

               (i) Each Stock Option, except as otherwise expressly provided by the Committee, will have an exercise price equal to the fair market value of the Stock subject to the option, determined as of the date of grant.

               (ii) Notwithstanding any other provision of the Plan, any Stock Option which is intended to be an ISO (A) shall have an exercise price equal to or greater than the fair market value of the Stock subject to the option, determined as of the date of grant, and (B) shall have a duration of ten (10) years or less.

               (iii) Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) securities of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then (A) any ISO granted to such optionee shall satisfy the requirements of Section 422(c)(5) of the Code, (B) the option price shall be not less than 110% of the fair market value of the Stock as of the date of grant, and (C) such option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

               (iv) The Administrator will determine the medium in which the exercise price is to be paid, the duration of the option, the time or times at which an option will become exercisable, provisions for continuation (if any) of option rights following termination of the Participant's employment with the Company and its Affiliates, and all other terms of the Stock Option.

               (v) No Stock Option awarded under the Plan will be an ISO unless the Administrator expressly provides for ISO treatment.

          b. Rights ("SARs") entitling the holder to receive all or a portion of any increase in value of a stated number of shares of Stock above a stated base price, payable in cash or Stock, as the Administrator determines.

          c. Stock subject to restrictions ("Restricted Stock") under the Plan requiring that such Stock be redelivered to the Company if specified conditions are not satisfied. The conditions to be satisfied in connection with any Award of Restricted Stock, the terms on which such Stock must be redelivered to the Company, the purchase price of such Stock, and all other terms shall be determined by the Administrator.

          d. Stock not subject to any restrictions under the Plan ("Unrestricted Stock").

          e. A promise to deliver Stock or other securities in the future on such terms and conditions as the Administrator determines.

          f. Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

          g. Cash bonuses tied to performance criteria as described at (viii) below ("Cash Performance Awards").

          h. Awards described in any of (a) through (g) above where the right to exercisability, vesting or full enjoyment of the Award is conditioned in whole or in part on the satisfaction of specific performance criteria ("Performance Awards").

          In the case of a Performance Award, the Administrator shall in writing establish a specific performance goal or goals (based solely on one or more performance criteria or a combination of performance criteria) no later than 90 days after the commencement of the period of service to which the performance relates. Performance criteria may include, but are not limited to, the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; gross margin; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or other objective operating contributions; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; or other transactions that involve a change in the equity ownership of the Company. Prior to payment of any Performance Award, the Administrator shall certify whether the performance goal has been attained and such determination shall be final and conclusive. If the performance goal with respect to any such Award is not attained, no other Award shall be provided in substitution of the Performance Award.

          i. Grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the

     Participant. The terms of any such grant or loan shall be determined by the Administrator.

Awards may be combined in the Administrator's discretion.

     BOARD: The Board of Directors of the Company.

     CODE: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any to time in effect.

     COMMITTEE: A committee of the Board comprised solely of two or more directors. The Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

     COMPANY: GelStat Corp.

     EMPLOYEE: Any person who is employed (full-time or part-time) by the Company or an Affiliate.

     ISO: A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     PARTICIPANT: An Employee, director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

     PLAN: The 2003 Incentive Plan of the Company as from time to time amended and in effect.

     STOCK: Common stock of the Company, par value $.001 per share.

                                   APPENDIX C

                            PROPOSED BYLAW AMENDMENTS


Restate Section 3.2 in entirety as follows:

          3.2) Number, Qualifications, and Term of Office. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the Board of Directors. Directors must be natural persons but need not be shareholders. Each director shall be elected at the annual meeting of shareholders, except as provided for in this Section and in Section 3.11 of this Article. Unless a fixed term not exceeding five (5) years is set, each of the directors shall hold office for an indefinite term until the next annual meeting of shareholders and thereafter until his successor shall have been duly elected and qualified, or until he shall resign, or shall have been removed as provided by Minnesota Statutes,
     Section 302A.223.

          Until April 15, 2007, the Board shall be divided into two classes. Class I shall have one director who shall serve for a term ending with the first election of directors after April 15, 2007. Peter L. Hauser, a member of the Board of Directors at the date of this amendment, shall serve as the initial Class I director. Vacancies in the Class I directorship shall be filled by appointment by Peter L. Hauser or, if Peter L. Hauser is unable to make such appointment due to death or incapacity, by Roger Schnobrich, a former director and a current shareholder. A Class I director may be removed only "for cause" by a vote of 80% of each class of the outstanding voting stock. Until April 15, 2007, all other directors shall be designated Class II directors. The number of Class II directors, their terms of service, and the filling of any vacancies in Class II shall be governed by the provisions of these Bylaws which are not specific to the Class I director.

Add a new, additional paragraph to the end of Section 10.1 as follows:

          Until April 15, 2007, the Board of Directors shall not have authority to amend Section 3.2 to eliminate the Class I director, to increase the number of Class I directors to more than one, to lengthen or shorten the 4-year term of the Class I director, or to change the procedures for appointment of the Class I director. Such authority is reserved to the shareholders, who must approve any such amendment by the affirmative vote of 80% of each class of voting securities issued and outstanding.

                                                       ADOPTED ___________, 2003

                                   APPENDIX D

                               GELSTAT CORPORATION

                             AUDIT COMMITTEE CHARTER

Objective
---------

The audit committee of the board of directors of GelStat shall use its best efforts to ensure the independence of the company's independent accountants, the integrity of management, and the adequacy of disclosure to the company's shareholders, potential shareholders, and the investment community.

Members
-------

The audit committee shall be appointed annually by the board of directors, with its chairman (if any) to be selected by the committee. The committee shall have at least ________ members. Each member must also be a member of the board of directors. [ALL OF THE COMMITTEE MEMBERS SHALL BE "INDEPENDENT" AND NO MEMBER SHALL OWN OR CONTROL 20% OR MORE OF THE COMPANY'S SECURITIES. A DIRECTOR IS "INDEPENDENT" IF HE/SHE IS AN "INDEPENDENT DIRECTOR" AS DEFINED IN THE RULES OF THE NASDAQ STOCK MARKET, INC., AND ANY OTHER EXCHANGE ON WHICH THE COMPANY'S SECURITIES ARE LISTED.]

In selecting members of the audit committee, the board shall give consideration to each nominee's capacity to serve, business experience, knowledge of GelStat operations, finance, accounting, and auditing, facility in obtaining information by inquiry, and commitment and available time.

Each member shall have the ability to read and understand fundamental financial statements, and at least one member shall be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission.

The committee shall annually elect one of its members as chairperson. The chairperson shall schedule meetings, preside over meetings, and report to the board.

Vacancies on the committee shall be filled by the board of directors.

Meetings
--------

The committee shall meet a minimum of _____ times per year and as scheduled by the committee chairman. A majority of members (at least 2 of 3) shall constitute a quorum. Each member shall be entitled to one vote. At the request of the committee, meetings may be held with members of management or the company's internal accounting staff or representatives of the company's independent accountants or consultants. The committee shall prepare and preserve written minutes of its meetings. The committee may appoint a committee member or a non-committee member as secretary. The committee may take action by conference telephone call, which shall constitute a meeting, or by written action signed by all members.

The activities and findings of the committee and minutes of committee meetings shall be made available to each member of the board.

Authority
---------

The committee shall have unrestricted access to the company's personnel and records and will be given the resources to discharge its duties. The committee shall have the authority to engage independent counsel and other advisors, as it deems necessary, to carry out its duties. The committee may conduct investigations into significant matters brought to its attention during the conduct of its duties and may retain persons having special competence as necessary. The committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors. The committee also has the sole authority and responsibility to approve any significant non-audit relationship with the independent auditors.

Responsibility
--------------

While the fundamental responsibility for the company's financial statements and disclosures rests with management and the independent auditor, the audit committee must review:

     o major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any special audit steps adopted in light of material control deficiencies;

     o analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

     o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and

     o earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

     o establish procedures for (1) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

The audit committee shall have such other responsibilities as may be designated to it from time to time by the board of directors. In addition, the audit committee shall annually review and assess the adequacy of its Charter and recommend to the board of directors any modifications in its duties and responsibilities.

Operations
----------

The audit committee shall:

     o Assist board oversight of (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's independent auditors.

     o Prepare the report that SEC rules require be included in the company's annual proxy statement.

     o Retain and terminate the company's independent auditors (subject, if applicable, to shareholder ratification).

     o    At least  annually,  obtain  and  review a report  by the  independent auditor describing: such firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company. The audit committee should present its conclusions with respect to the independent auditor to the full board

     o Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     o Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The audit committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). [The audit committee need not discuss in advance each earnings release or each instance in which the company may provide earnings guidance.]

     o As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

     o Discuss policies with respect to risk assessment and risk management. The audit committee should analyze the company's major financial risk exposures and discuss with management the steps management has taken to monitor and control such exposures. The audit committee is not required to be the sole body responsible for risk assessment and management.

     o    Periodically   meet   separately  with   management,   with  personnel
          responsible for the internal preparation of financial reports and records, and with independent auditors.

     o Review with the independent auditor any audit problems or difficulties and management's response. Among the items the audit committee may want to review with the auditor are: any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the company. The review should also include discussion of the responsibilities, budget and staffing of the company's internal financial functions.

     o Set clear hiring policies for employees or former employees of the independent auditors which shall comply in all respects with the rules of the Securities and Exchange Commission concerning independence of auditors and similar rules of any stock exchange on which the company's securities are listed.

     o Report regularly to the board of directors. The audit committee should review with the full board any issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, or the performance of the internal financial accounting.

     o    Annually evaluate the performance of the audit committee.

     o Review, discuss and report to the board of directors concerning changes, if any, made or proposed by the government, accounting profession, or the company relating to accounting principles and their applications that could materially affect the company.

     o Review, discuss and report to the board of directors concerning significant issues reviewed by legal counsel concerning litigation, contingencies, claims, or assessments.

     o Review, discuss and report to the board of directors concerning significant adjustments proposed by the independent accountants.

     o Inquire of the independent accountants as to whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the company's financial statements.

     o Review unusual reporting issues prior to the issuance of any press release on financial results.

     o Advise the independent accountants and members of the internal accounting staff that they may communicate directly with any member of the committee on a confidential basis.

Internal Accounting Controls
----------------------------

The committee shall undertake such review as it deems necessary to ensure that there exists an effective system of internal accounting controls. Without limitation and as it deems appropriate, the committee shall:

     o Meet privately with the independent accountants and appropriate members of the company's financial staff to discuss pertinent matters.

     o Review with the chief financial officer the activities, organizational structure, and qualifications of the internal financial staff.

     o Inquire of the chief financial officer and independent accountants the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls or the occurrence of fraudulent financial reporting.

Corporate Compliance
--------------------

The committee shall conduct such review as it deems necessary to ensure that the company is maintaining effective controls against employee conflict of interest and fraud and is in reasonable compliance with related laws. Without limitation and as it deems appropriate, the committee shall:

     o Review management's program to monitor compliance with the company's code of conduct and the Foreign Corrupt Practices Act.

     o    Review significant related party transactions.

     o Review the policies and procedures in effect for the review of officer expenses and purchases.

     o Review periodically the impact of significant accounting or reporting developments that may affect the company.

     o Review any legal matters that could have a significant impact on the company's financial statements.

     o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

Qualified Legal Compliance Committee
------------------------------------

The committee shall be the company's "qualified legal compliance committee" as defined in the rules of the Securities and Exchange Commission. In this capacity, the committee shall:

     o Adopt written procedures for the confidential receipt, retention and consideration of any report of a material violation of federal securities laws, breach of fiduciary duty or similar violations by the company or any officer, director, employee or agent of the company.

     o Inform the company's chief legal officer and chief executive officer of any report of evidence of a material violation.

     o Determine whether an investigation is necessary regarding any report of evidence of a material violation by the company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate:

          o    Notify the full board of directors;

          o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and

          o Retain such additional expert personnel as the committee deems necessary.

     o    At the conclusion of any such investigation:

          o Recommend, by majority vote, that the company implement an appropriate response to evidence of a material violation;

          o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the board of directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

          o Acting by majority vote, take all other appropriate action, including the notification of the Securities and Exchange Commission in the event that the company fails in any material respect to implement an appropriate response that the qualified legal compliance committee has recommended.

Miscellaneous
-------------

As to other related matters, without limitation and as it deems appropriate, the committee shall:

     o Discuss with the independent accountants the quality of the company's financial and accounting personnel and any relevant recommendations that the independent accountants may have, including those in their "Report to Management."

     o Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

     o Evaluate the cooperation received by the independent accountants during their audit examination, including the access to all requested records, data, and information and elicit the comments of management regarding the responsiveness of the independent accountants to the company's needs.

     o Request from outside auditors a formal written statement regarding all relationships between the outside auditors and the company.

     o Maintain an active dialogue with the outside auditors regarding any undisclosed relations or services that could affect the objectivity and independence of the outside auditors.

     o Take, or recommend that the board of directors take, appropriate action to oversee the outside auditors' independence.

                       DEVELOPED TECHNOLOGY RESOURCE, INC.
                            SOUTHPOINT OFFICE CENTER
                              1650 WEST 82ND STREET
                              BLOOMINGTON, MN 55431

                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated June 16, 2003, hereby appoints each of Stephen C. Roberts and Peter L. Hauser as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Developed Technology Resource, Inc. to be held on Monday, July 14, 2003 at 10:00 a.m. at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2, 3, AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                               PLEASE DETACH HERE

1.   Election of Directors duly         01   Stephen C. Roberts
     nominated:                         02   Russell W. Mitchell
                                        03   Peter L. Hauser

[ ]  FOR ALL NOMINEES

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

________________________________________________________________

2. Amendment of the Articles of Incorporation of the Company to increase the authorized shares of common stock from 3,333,334 to 50,000,000 and the authorized undesignated stock from 1,666,667 to 10,000,000.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

3. Amendment of the Articles of Incorporation to change the name of the Company to GelStat Corporation.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

4.   Adoption of 2003 Incentive Plan.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

5.   Amendment to Bylaws.

     [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

6. The authority to vote, in his discretion, on all other business that may properly come before the meeting.

     [ ] GRANTED             [ ] WITHHELD


I will / will not attend the Annual Meeting.

Address change?  Mark Box [ ]
Indicate changes below:


     PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by an authorized person.

Dated: ____________________, 2003    ________________________________________
                                     Name (Print)

No. of Shares: _______________       No. of Shares: _______________


_________________________________    ________________________________________
Signature of Shareholder             Signature of Shareholder (if jointly owned)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.